Exhibit 10.4

[Execution]

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 8, 2018 (this “Amendment No. 3”), is by and among J. C. Penney Company, Inc. (“Holdings”), J. C. Penney Corporation, Inc. (“Parent Borrower”), J. C. Penney Purchasing Corporation (“Purchasing,” and together with Parent Borrower, individually, a “Borrower” and collectively, “Borrowers”), the parties to the Collateral Agreement (as defined in the Credit Agreement (as defined below)) as guarantors (individually, a “Guarantor” and collectively, “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, “Administrative Agent”) for the parties to the Credit Agreement as lenders (individually, a “Lender” and collectively, “Lenders”), Revolving Agent (in such capacity, “Revolving Agent”), Collateral Agent (in such capacity, “Collateral Agent”) and LC Agent (in such capacity, “LC Agent,” and together with Administrative Agent, Revolving Agent and Collateral Agent, individually an “Agent” and collectively, “Agents”) and Lenders party hereto.

W I T N E S S E T H :

WHEREAS, Agents, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of June 20, 2014, by and among Agents, Lenders, Borrowers and Holdings (as amended, modified, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Loan Documents”);

WHEREAS, Borrowers desire to amend certain provisions of the Credit Agreement as set forth herein, and Agent and Lenders party hereto constituting Required Revolving Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

WHEREAS, by this Amendment No. 3, Agents, Lenders party hereto constituting Required Revolving Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

1.1 Amendment to Definitions. The definition of the term “Customary Mandatory Prepayment Terms” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of such term in its entirety as follows:

““Customary Mandatory Prepayment Terms” means, in respect of any Indebtedness, terms requiring any obligor in respect of such Indebtedness to Pay (or offer to Pay) such Indebtedness (a) in the event of a “change in control” (or similar event), (b) in the event of an “asset sale” (or similar event, including condemnation or casualty), provided that such mandatory Payment (or offer to Pay) in the event of an “asset sale” (or similar event, including condemnation or casualty) (i) can be avoided pursuant to customary reinvestment rights (it being understood that the terms of such Indebtedness may include additional customary means of avoiding the applicable Payment) and (ii) shall not apply to the sale or disposition of Collateral except, in the case of Permitted Second-Lien Indebtedness, on the same terms as those in the Loan Documents (subject to the relevant Intercreditor Agreement), (c) in the event of a “fundamental change” (or similar event) that is customary at the time of issuance (a “Fundamental Change”) or (d) in the case of any Indebtedness that constitutes a term loan, on account of annual “excess cash flow” on terms approved by the Administrative Agent (such approval not to be unreasonably withheld). Holdings or the Parent Borrower may provide a certificate of a Financial Officer to the effect that the terms of (x) any reinvestment rights or other means of avoiding the applicable Payment referred to in clause (b)(i) above or (y) Fundamental Change are customary, and such determination shall be conclusive unless the Administrative Agent shall have objected to such determination within five Business Days following its receipt of such certificate and the draft documentation governing such Indebtedness.”

1.2 Additional Definitions. As used herein, the term “Amendment No. 3” shall mean Amendment No. 3 to Credit Agreement, dated as of March 8, 2018, by and among Agents, Lenders party thereto, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

1.3 Interpretation. For purposes of this Amendment No. 3, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

Section 2. Liens. Section 6.02 of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety and replacing it with the following:

“Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 (other than (1) involuntary Permitted Encumbrances, (2) Specified Involuntary Liens securing obligations not in excess of $20,000,000 at any time and (3) those permitted under clauses (a), (c), (g), (h), (m) or (t) above) may at any time attach to any Collateral.”

Section 3. Representations and Warranties. Each Loan Party represents and warrants to Agents and Lenders that the representations and warranties of each Loan Party contained in Article III of the Credit Agreement or any other Loan Document delivered in connection with this Amendment No. 3 are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality or Material Adverse Effect (or words of similar import), they shall be true and correct in all respects in accordance with the terms thereof.

Section 4. Conditions Precedent. This Amendment No. 3 shall only be effective on the date of the satisfaction or waiver of each of the following conditions precedent:

4.1 Administrative Agent shall have received an original or original counterparts (or a telefacsimile or other electronic copy, including an email with a pdf) of this Amendment No. 3, duly authorized, executed and delivered by Borrowers, Guarantors, Administrative Agent and the Required Revolving Lenders; and

4.2 immediately after giving effect to the terms and conditions of this Amendment No. 3, no Default or Event of Default shall have occurred and be continuing.

Section 5. Effect of Amendment No. 3. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment No. 3. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms that its guarantee of the Obligations is in full force and effect in accordance with its terms and is hereby ratified and confirmed and such continuing liability shall not be affected by this Amendment No. 3, nor shall anything contained in this Amendment No. 3 be deemed to limit or otherwise affect its obligations under such guarantee. To the extent of conflict between the terms of this Amendment No. 3 and the other Loan Documents, the terms of this Amendment No. 3 shall control. This Amendment No. 3 constitutes a Loan Document. Nothing contained in this Amendment No. 3 will constitute a waiver of any right, power or remedy under the Credit Agreement or any of the other Loan Documents.

Section 6. Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

Section 7. Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT NO. 3 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

Section 8. Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Section 9. Entire Agreement. This Amendment No. 3 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

Section 10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.

Section 11. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission (including email with a pdf) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission (including email with a pdf) shall also deliver an original executed counterpart of this Amendment No. 3, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 3.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

J. C. PENNEY CORPORATION, INC.

By:	/s/ Trent Kruse
Name:	Trent Kruse
Title:	Vice President, Treasury and Investor Relations

J. C. PENNEY COMPANY, INC.

By:	/s/ Trent Kruse
Name:	Trent Kruse
Title:	Authorized Signatory

J. C. PENNEY PURCHASING CORPORATION JCP REAL ESTATE HOLDINGS, INC. J. C. PENNEY PROPERTIES, INC.

By:	/s/ Gary Piper
Name:	Gary Piper
Title:	Vice President, Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Revolving Agent and Collateral Agent

By:	/s/ Maggie Townsend

Name:	Maggie Townsend
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Issuer, as a Lender and as Swing Line Lender

By:	/s/ Maggie Townsend

Name:	Maggie Townsend
Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christine Hutchinson

Name:	Christine Hutchinson
Title:	Director

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Lauren Baker

Name:	Lauren Baker
Title:	Executive Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Nick Guzzardo

Name:	Nick Guzzardo
Title:	Assistant Vice President